UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 17, 2006


                             HealthSouth Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             1-10315                                  63-0860407
             -------                                  ----------
   (Commission File Number)                  (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

         On May 17, 2006 HealthSouth Corporation (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference, announcing that it has reached a non-prosecution agreement (the "Agreement") with the U.S. Department of Justice negotiated through the Office of the United States Attorney for the Northern District of Alabama (together, the "Department"), relating to the accounting fraud committed against the Company by members of its former management. Under the Agreement, the Department acknowledged among other things, the Company's acknowledgment of responsibility for the conduct of its employees giving rise to any violation in connection with the fraud, the Company's previously reported settlement with the Securities and Exchange Commission in the action captioned SEC v. HealthSouth Corporation, and Richard M. Scrushy, No. CV-03-J-0615-S (N.D. Ala.) (the "SEC Settlement"), including its agreement to pay $100 million pursuant to the terms of the SEC Settlement, the Company's previously reported agreement with representatives of a class of investors in the action captioned In re HealthSouth Corporation Securities Litigation, No. CV-03-BE-1500-S (N.D.Ala.) (the "Class Settlement"), including its agreement to pay $445 million in cash, stock, and warrants to the class, as well as 25% of the Company's future net recovery from suits brought against other defendants who are not included in the Class Settlement, the Company's cooperation during the investigations by the Department, the Company's pledge of continued cooperation, the Company's agreement to pay $3 million to the U.S. Postal Inspection Services Consumer Fraud Fund in connection with the execution of the Agreement and the Company's numerous remedial actions in response to the fraud. In light of the foregoing and based upon certain other understandings contained in the Agreement, the Department agreed not to prosecute the Company for any crimes committed by its employees relating to the fraud. Notwithstanding the foregoing, the Department reserved the right to prosecute the Company for any crimes committed by its employees in the event the Company violates the terms of the Agreement. The Agreement expires on May 17, 2009.

         Certain matters discussed herein constitute forward-looking statements which represent the Company's current expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such information is based on numerous assumptions and involve a number of risks and uncertainties, many of which are beyond the Company's control.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                             HEALTHSOUTH CORPORATION


                                      By:  /s/ Gregory L. Doody
                                          ------------------------------------
                                          Name:  Gregory L. Doody
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary


       Dated:  May 19, 2006

                                  EXHIBIT INDEX


      Exhibit Number      Description
      --------------      -----------

            99 Press release of HealthSouth Corporation, dated May 17, 2006.